UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_______________________
FORM 8-K
_______________________

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 20, 2021
_______________________

Exact name of registrants as specified in
Commission	their charters, address of principal executive			IRS Employer
File Number	offices and registrants' telephone number			Identification Number
1-14465	IDACORP, Inc.			82-0505802
1-3198	Idaho Power Company			82-0130980
1221 W. Idaho Street
	Boise,	Idaho	83702-5627
	(208)	338-2200
State or Other Jurisdiction of Incorporation:			Idaho

Former name, former address and former fiscal year, if changed since last report:				None

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	IDA	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
□

Item 5.07 Submission of Matters to a Vote of Security Holders.

At the 2021 Annual Meeting of Shareholders ("2021 Annual Meeting") of IDACORP, Inc. ("IDACORP") held on May 20, 2021, three proposals were submitted to shareholders as described in IDACORP's definitive proxy statement, dated April 6, 2021, relating to the 2021 Annual Meeting. The proposals and the results of the shareholder votes were as follows:

Proposal to elect directors for one-year terms	For	Withheld	Broker Non-Votes
Darrel T. Anderson	38,382,921	470,467	4,553,667
Odette C. Bolano	38,641,855	211,533	4,553,667
Thomas E. Carlile	38,478,484	374,904	4,553,667
Richard J. Dahl	37,178,573	1,674,815	4,553,667
Annette G. Elg	38,644,422	208,966	4,553,667
Lisa A. Grow	38,506,165	347,223	4,553,667
Ronald W. Jibson	38,508,529	344,859	4,553,667
Judith A. Johansen	37,979,648	873,740	4,553,667
Dennis L. Johnson	38,365,107	488,281	4,553,667
Richard J. Navarro	38,610,632	242,756	4,553,667
Mark T. Peters	38,656,932	196,456	4,553,667

The nominations were made by the IDACORP Board of Directors. The nominees were current members of the IDACORP Board of Directors at the date of the 2021 Annual Meeting. All of IDACORP’s nominees were elected, with each nominee receiving a plurality of the votes cast. All members of the IDACORP Board of Directors are also members of the Idaho Power Company Board of Directors.

Advisory resolution to approve executive compensation	For	Against	Abstentions	Broker Non-Votes
	36,775,854	1,772,355	305,179	4,553,667

The proposal was approved, with the votes cast in favor exceeding the votes cast against the proposal.

Proposal to ratify the appointment of Deloitte & Touche LLP as IDACORP’s independent registered public accounting firm for the year ending December 31, 2021	For	Against	Abstentions	Broker Non-Votes
	41,308,084	2,037,636	61,334	—

The proposal was approved, with the votes cast in favor exceeding the votes cast against the proposal.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.
Dated:  May 25, 2021
IDACORP, INC.
By:   /s/ Lisa A. Grow
Lisa A. Grow
President and Chief Executive Officer

IDAHO POWER COMPANY
By:   /s/ Lisa A. Grow
Lisa A. Grow
President and Chief Executive Officer